UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21681

Guggenheim Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:      (630) 505-3700

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2013 to December 31, 2013

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) is as follows:

GUGGENHEIMINVESTMENTS.COM/GPM

... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT
GUGGENHEIM ENHANCED EQUITY INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at guggenheiminvestments.com/gpm, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

December 31, 2013

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended December 31, 2013.

The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.

For the 12 months ended December 31, 2013, the Fund provided a total return based on market price of 20.27% and a total return net of fees based on NAV of 17.60%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. NAV performance data reflects fees and expenses of the Fund.

On December 31, 2013, the Fund’s closing market price of $8.85 per share represented a discount of 6.55% to its NAV of $9.47 per share. On December 31, 2012, the Fund’s closing market price of $8.20 per share represented a discount of 8.17% to its NAV of $8.93 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

In each quarter of 2013, the Fund paid a distribution of $0.24, continuing a practice in effect since June 2009. The most recent distribution represents an annualized distribution rate of 10.85% based on the Fund’s closing market price of $8.85 as of December 31, 2013.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets, currently through a portfolio of exchange-traded funds (“ETFs”), and utilizing a covered call strategy which follows GPIM’s proprietary dynamic rules-based methodology pursuant to which the Fund sells (writes) covered call options on all or a portion of the securities held in the Fund’s portfolio. The Fund seeks to generate income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options.

As part of GPIM’s strategy, the Fund utilizes financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and to seek to provide superior risk-adjusted returns. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by GFIA and GPIM. The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940 (the “1940 Act”), as amended. Under current market conditions, the Fund intends to utilize financial leverage in an amount generally not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized. The Fund employs financial leverage through a line of credit with a major European bank. As of December 31, 2013, the amount of leverage was approximately 25.3% of the Fund’s total assets.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 22 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 3

DEAR SHAREHOLDER continued	December 31, 2013

To learn more about the Fund’s performance and investment strategy for the 12 months ended December 31, 2013, we encourage you to read the Questions & Answers section of the report, which begins on page 5. We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gpm.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Enhanced Equity Income Fund

January 31, 2014

4 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS	December 31, 2013

The Guggenheim Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Global Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director; and Jamal Pesaran, Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the annual period ended December 31, 2013.

Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.
The Fund’s investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy developed by GPIM pursuant to which the Fund sells (writes) covered call options on all or a portion of the securities held in the Fund’s portfolio. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. To the extent GPIM’s equity exposure strategy is implemented through investment in broad-based equity exchange-traded funds or other investment funds or instruments, the Fund’s portfolio may comprise fewer holdings. At present, the Fund obtains exposure to equity markets by investing primarily in a portfolio of exchange-traded funds.

The Fund seeks to generate income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options. The Fund has the ability to write call options on indices and/or securities, which will typically be at or out of the money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be utilized. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option. To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would hold a diversified portfolio of stocks.

As part of GPIM’s strategy, the Fund utilizes financial leverage. The goal of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and to seek to provide superior risk-adjusted returns. The Fund may utilize financial leverage up to the limits imposed by the 1940 Act. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored on an ongoing basis by Guggenheim Funds Investment Advisers, LLC (“GFIA”) and GPIM and adjusted, as appropriate, by GPIM. Under current market conditions, the Fund intends to utilize financial leverage in an amount generally not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized. The Fund employs financial leverage through a line of credit with a major European bank. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.

Please provide an overview of the economic and market environment during the 12 months ended December 31, 2013.
The year 2013 wound down with a series of stronger-than-expected economic data releases. Institute for Supply Management manufacturing data (historically indicative of expansion or contraction) rose to its highest levels in over two years, consumer confidence rebounded following the government shutdown, housing starts surged, and the job market strengthened. Citing improved labor market conditions and a sustainable economic expansion, the U.S. Federal Reserve (the “Fed”) announced in December that it would reduce its monthly bond purchases by $10 billion, to $75 billion, starting in January 2014. Yet, at the same time, the Fed lengthened the time frame before which it will raise rates by promising to keep the Fed funds target rate at 0-0.25% at least as long as the unemployment rate remains above 6.5% and perhaps “well past” the time this target is reached. For the first time, the Fed also added a lower-bound target for inflation of 2%–lengthening the expected time frame before rates rise.

Last January, the global economy faced myriad headwinds, choppiness lay ahead, and we expected plenty of volatility in 2013. Nevertheless, we believed at that point that risk assets were the best choice for investors. Now, the headwinds of 2013 have largely dissipated, and the outlook appears benign for risk assets for the first three to six months of 2014, if not longer.

Many pundits may have underestimated the strength in the U.S. economy. Although we will likely see the unwinding of the inventory that built up in the third quarter, fourth quarter economic growth could beat expectations.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 5

QUESTIONS & ANSWERS continued	December 31, 2013

The final three months of 2013 were exceptionally good for U.S. equities, which produced a wealth effect that probably boosted holiday sales.

Market conditions could be even stronger in Europe. Economic data from the euro area’s periphery is improving faster than from the core, where inflation is also rising at a faster pace, giving the peripheral nations a competitive advantage. In Asia, markets have priced for a more negative scenario that now appears less likely. With the U.S. and Europe now out of recession, they are ready to underpin a recovery in export growth in the Asian region. As a synchronous global expansion gets under way, investors will become more comfortable with taking risk, and this should be reflected in asset prices in many regions around the globe.

How did the Fund perform for the 12 months ended December 31, 2013?
For the 12 months ended December 31, 2013, the Fund provided a total return based on market price of 20.27% and a total return net of fees based on NAV of 17.60%. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. Past performance does not guarantee future results. NAV performance data reflects fees and expenses of the Fund.

On December 31, 2013, the Fund’s closing market price of $8.85 per share represented a discount of 6.55% to its NAV of $9.47 per share. On December 31, 2012, the Fund’s closing market price of $8.20 per share represented a discount of 8.17% to its NAV of $8.93 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

In each quarter of 2013, the Fund paid a distribution of $0.24, continuing a practice in effect since June 2009. The most recent distribution represents an annualized distribution rate of 10.85% based on the Fund’s closing market price of $8.85 as of December 31, 2013.

Compared with the Fund’s one-year price return of 20.27%, the S&P 500 Index returned 32.39% and the CBOE S&P 500 BuyWrite Index (“BXM”) returned 13.26%. The outperformance over the covered call benchmark was driven by our use of leverage as well as our portfolio construction which dynamically targets the volatility risk premium through the sale of call options.

The outperformance of the price return versus NAV return shows that the Fund’s discount narrowed over the course of the year, from 8.17% at the end of 2012 to 6.55% at the end of 2013. The distribution rate of the Fund exceeds the distribution rate of the S&P 500, which currently stands at 2%. The Fund’s risk is generally measured by the standard deviation of returns, which was 10% for the Fund during the period, compared with 11% for the S&P 500. Hence, the Fund delivered attractive returns with less risk than the market risk.

What decisions had the greatest effect on the Fund’s performance?
Equity market performance during 2013 was primarily driven by central bank quantitative easing leading to equity multiple expansion. With central banks providing liquidity to the markets implied volatility levels were greatly reduced during the year.

The gradual up-trending market further combined with event risk in the form of central bank announcements as to timing of the reduction in QE, which led to sharp market moves higher, and created a challenging environment for a volatility capture strategy.

The use of leverage was the overriding positive contributor to Fund performance, with leverage averaging approximately 24% over the year. The impact of underlying security selection and derivative selection were also largely positive—but with implied volatility and correlation low, alpha from portfolio construction was more limited in 2013. Low correlation combined with low levels of implied volatility means portfolio construction decisions in a covered call portfolio are more challenging as we cap the upside of portfolio exposures but retain downside exposure after the premiums received. Hence with low call premiums and low correlation the Fund is more exposed to exposures to the downside.

Can you discuss the impact of leverage in the Fund?
In a strongly rising market with few market drawdowns leverage was a major positive to the Fund’s performance during 2013. Average leverage ratios were approximately 24% during the year.

To reduce the risk from the use of leverage within the strategy, GPIM aims to reduce leverage after extended moves to the upside when accompanied by low implied volatility, and may add leverage when the market is at period lows or selling off where implied volatility levels are more attractive. This dynamic approach means that, when volatility is low, the Fund limits the potential for leverage to hurt the portfolio if the market has a significant drop. However, the lower leverage may mean the Fund misses some of the positive impact leverage can deliver if the underlying market continues to move higher.

Leverage decisions challenged the Fund in May and June, as the market continued to go higher after leverage was reduced in May, restraining performance of the Fund, and in June as leverage was added as the market moved lower, the subsequent move lower in the market hurt performance.

The Fund employs financial leverage through the use of a bank line of credit, generally maintaining leverage not to exceed 30% of the Fund’s total assets. As of December 31, 2013, the Fund’s outstanding leverage was 25.3% of the Fund’s assets, compared with 27% at the end of December 2012. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

6 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	December 31, 2013

What else should shareholders know about the Fund?
Although both market and NAV return clearly trailed the broad market, they exceeded that of the covered call benchmark by a considerable margin. The Fund typically underperforms the equity market when it is rising strongly and implied volatility is low. However, the Fund seeks to outperform flat and down markets, as the sale of option premiums buffers Fund returns.

The Fund focuses on seeking to smooth the experience of an equity allocation by seeking to contribute positive dividend yields in flat and down markets as opposed to only delivering returns in up markets.

The Fund continues to seek to deliver over time total return similar to the S&P 500 with similar risk and greater income.

Index Definitions
Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Chicago Board Options Exchange Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.

Please see guggenheiminvestments.com/gpm for a detailed discussion about Fund risks and considerations.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 7

FUND SUMMARY (Unaudited)	December 31, 2013

Fund Statistics
Share Price	$8.85
Common Share Net Asset Value	$9.47
Premium/(Discount) to NAV	-6.55%
Net Assets ($000)	$180,499

Total Returns(1)
(Inception 8/25/05)	Market	NAV
One Year	20.27%	17.60%
Three Year - average annual	9.38%	10.21%
Five Year - average annual	14.46%	9.57%
Since Inception - average annual	1.24%	1.74%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, and interest expense. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gpm. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor's shares, when sold, may be worth more or less than their original cost.

% of Long-Term
Long-Term Holdings	Investments
SPDR S&P 500 ETF Trust	49.8%
SPDR S&P MidCap 400 ETF Trust	15.1%
iShares Russell 2000 Index	12.6%
PowerShares QQQ Trust, Series 1	10.0%
Technology Select Sector SPDR	5.0%
Materials Select Sector SPDR	2.5%
Consumer Discretionary Select Sector SPDR	2.5%
Energy Select Sector SPDR	2.5%

Portfolio composition and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

(1) Performance prior to June 22, 2010, under the name Old Mutual/ Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in the Fund's fees and expenses.

% of Net
Fund Breakdown	Assets
Long-Term Investments	136.7%
Short-Term Investment	0.2%
Total Investments	136.9%
Total Value of Options Written	-2.4%
Other Assets in excess of Liabilities	0.1%
Borrowings	-34.6%
Total Net Assets	100.0%

8 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	December 31, 2013

Number
of Shares	Description	Value
	Long-Term Investments – 136.7%
	Exchange-Traded Funds(a) – 136.7%
92,100	Consumer Discretionary Select Sector SPDR	$ 6,155,043
69,500	Energy Select Sector SPDR	6,151,445
268,700	iShares Russell 2000 ETF	30,983,797
133,400	Materials Select Sector SPDR	6,165,748
281,400	PowerShares QQQ Trust, Series 1	24,751,944
665,500	SPDR S&P 500 ETF Trust	122,897,885
152,200	SPDR S&P MidCap 400 ETF Trust	37,167,240
346,500	Technology Select Sector SPDR	12,383,910
	(Cost $239,012,896)	246,657,012
	Short-Term Investments – 0.2%
	Money Market Fund – 0.2%
388,222	Dreyfus Treasury Prime Cash Management Institutional Shares	388,222
	(Cost $388,222)
	Total Investments – 136.9%
	(Cost $239,401,118)	247,045,234
	Other Assets in excess of Liabilities – 0.1%	188,428
	Total Value of Options Written – (2.4%) (Premiums received $1,706,913)	(4,234,191)
	Borrowings – (34.6% of Net Assets or 25.3% of Total Investments)	(62,500,000)
	Net Assets – 100.0%	$ 180,499,471

Contracts
(100 shares		Expiration	Exercise
per contract)	Options Written	Month	Price	Value
	Call Options Written(b) – (2.4%)
921	Consumer Discretionary Select Sector SPDR	January 2014	$ 65.00	$ (190,647)
695	Energy Select Sector SPDR	January 2014	87.00	(144,213)
2,687	iShares Russell 2000 ETF	January 2014	114.00	(662,345)
1,334	Materials Select Sector SPDR	January 2014	46.00	(78,706)
2,814	PowerShares QQQ Trust, Series 1	January 2014	87.00	(471,345)
6,655	SPDR S&P 500 ETF Trust	January 2014	184.00	(1,537,305)
1,522	SPDR S&P MidCap 400 ETF Trust	January 2014	240.00	(844,710)
3,465	Technology Select Sector SPDR	January 2014	35.00	(304,920)
	Total Value of Call Options Written
	(Premiums received $1,706,913)			$ (4,234,191)

S&P – Standard & Poor's

(a) Securities represent cover for outstanding options written. All of these securities have been physically segregated as collateral for borrowings outstanding.

(b) Non-income producing security.

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 9

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2013

Assets
Investments, at value (cost $239,401,118)	$247,045,234
Cash	124,470
Dividends receivable	320,851
Other assets	28,233
Total assets	247,518,788
Liabilities
Borrowings	62,500,000
Options written, at value (premiums received of $1,706,913)	4,234,191
Advisory fee payable	162,231
Administration fee payable	5,330
Interest due on borrowings	2,389
Accrued expenses	115,176
Total liabilities	67,019,317
Net Assets	$180,499,471
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
19,054,684 shares issued and outstanding	$190,547
Additional paid-in capital	221,895,365
Net unrealized appreciation on investments and options	5,116,838
Accumulated net realized loss on investments and options	(46,703,279)
Net Assets	$180,499,471
Net Asset Value (based on 19,054,684 common shares outstanding)	$9.47

See notes to financial statements.

10 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS For the year ended December 31, 2013	December 31, 2013

Investment Income
Dividends	$1,919,775
Total income		$1,919,775
Expenses
Advisory fee	2,088,053
Interest expense	527,726
Professional fees	127,560
Trustees' fees and expenses	72,021
Fund accounting	64,779
Administration fee	61,390
Printing expense	43,760
Insurance	25,487
NYSE listing fee	21,258
Custodian fee	21,011
Transfer agent fee	20,253
Miscellaneous	1,840
Total expenses		3,075,138
Advisory fees waived		(232,006)
Net expenses		2,843,132
Net investment loss		(923,357)
Realized and Unrealized Gain (Loss) on Investments and Options:
Net realized gain (loss) on:
Investments		$50,410,879
Options		(25,362,299)
Net change in unrealized appreciation (depreciation) on:
Investments		7,645,286
Options		(3,231,647)
Net realized and unrealized gain on investments and options		29,462,219
Net Increase in Net Assets Resulting from Operations		$28,538,862

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 11

STATEMENT OF CHANGES IN NET ASSETS	December 31, 2013

	For the	For the
	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Increase in Net Assets from Operations
Net investment loss	$(923,357)	$(2,024,367)
Net realized gain on investments and options	25,048,580	15,530,979
Net change in unrealized appreciation (depreciation) on investments and options	4,413,639	(1,696,367)
Net increase in net assets resulting from operations	28,538,862	11,810,245
Distributions to Shareholders
From and in excess of net investment income	(13,159,351)	(18,289,205)
Return of capital	(5,133,146)	—
Total distributions to shareholders	(18,292,497)	(18,289,205)
Capital Share Transactions
Net proceeds from common shares issued through dividend reinvestment	—	64,197
Net increase from capital share transactions	—	64,197
Total increase (decrease) in net assets	10,246,365	(6,414,763)
Net Assets
Beginning of period	170,253,106	176,667,869
End of period (including accumulated net investment income of
$0 and $0, respectively)	$180,499,471	$170,253,106

See notes to financial statements.

 12 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS For the year ended December 31, 2013	December 31, 2013

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$28,538,862
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash
Provided by Operating and Investing Activities:
Net change in unrealized appreciation on investments	(7,645,286)
Net change in unrealized depreciation on options	3,231,647
Net realized gain on investments	(50,410,879)
Net realized loss on options	25,362,299
Purchase of long-term investments	(1,408,489,293)
Proceeds from sale of long-term investments	1,446,613,357
Net sale of short-term investments	408,343
Cost of written options closed	(53,959,873)
Premiums received on options written	34,499,566
Increase in dividends receivable	(179,185)
Decrease in other assets	3,333
Increase in advisory fee payable	822
Increase in administration fee payable	24
Decrease in interest due on borrowings	(56,576)
Decrease in accrued expenses	(194)
Net Cash Provided by Operating and Investing Activities	17,916,967
Cash Flows From Financing Activities:
Proceeds from borrowings	205,500,000
Payments on borrowings	(205,000,000)
Distributions to shareholders	(18,292,497)
Net Cash Used in Financing Activities	(17,792,497)
Net change in cash	124,470
Cash at Beginning of Period	—
Cash at End of Period	$124,470
Supplemental Disclosure of Cash Flow Information: Cash paid during the year for interest	$584,302
Supplemental Disclosure of Non Cash Operating Activity: Options exercised during the year	$6,983,897

See notes to financial statements.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 13

FINANCIAL HIGHLIGHTS	December 31, 2013

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Per share operating performance	December 31,		December 31,		December 31,		December 31,		December 31,
for a share outstanding throughout the period	2013		2012		2011		2010		2009
Net asset value, beginning of period	$8.93		$9.27		$9.64		$9.40		$10.24
Income from investment operations
Net investment income (loss)(a)	(0.05)		(0.11)		0.01		(0.01)		0.04
Net realized and unrealized gain on investments, futures, options,
securities sold short, forwards and foreign currency	1.55		0.73		0.58		1.21		0.24
Total from investment operations	1.50		0.62		0.59		1.20		0.28
Distributions to Shareholders
From and in excess of net investment income	(0.69)		(0.96)		(0.96)		(0.50)		—
Return of capital	(0.27)		—		—		(0.46)		(1.12)
Total distributions to shareholders	(0.96)		(0.96)		(0.96)		(0.96)		(1.12)
Net asset value, end of period	$9.47		$8.93		$9.27		$9.64		$9.40
Market value, end of period	$8.85		$8.20		$8.16		$9.33		$8.52
Total investment return(b)
Net asset value	17.60%		6.60%		6.78%		13.95%		3.51%
Market value	20.27%		11.52%		-2.42%		22.18%		22.85%
Ratios and supplemental data
Net assets, end of period (thousands)	$180,499		$170,253		$176,668		$183,257		$178,680
Ratios to average net assets:
Net operating expense ratio, including fee waivers	1.31%		1.38%		1.38%		1.57%		1.77%
Interest expense	0.30%		0.35%		0.28%		0.16%		N/A
Dividends paid on securities sold short	N/A		N/A		N/A		0.07%		0.65%
Total net expense ratio	1.61	%(c)	1.73	%(c)	1.66	%(c)	1.80	%(c)	2.42%
Gross operating expense ratio, excluding fee waivers	1.44%		1.52%		1.51%		1.64%		1.77%
Interest expense	0.30%		0.35%		0.28%		0.16%		N/A
Dividends paid on securities sold short	N/A		N/A		N/A		0.07%		0.65%
Total gross expense ratio	1.74	%(c)	1.87	%(c)	1.79	%(c)	1.87	%(c)	2.42%
Net investment income (loss) ratio	(0.52)%		(1.13)%		0.12%		(0.15)%		0.38%
Net investment income (loss) ratio, excluding fee waivers	(0.65)%		(1.27)%		(0.01)%		(0.22)%		0.38%
Portfolio turnover(d)	610%		705%		405%		497	%(e)	256%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$62,500		$62,000		$42,000		$50,500		N/A
Asset Coverage per $1,000 of indebtedness(f)	$3,888		$3,746		$5,206		$4,629		N/A

N/A	Not applicable
(a)	Based on average shares outstanding during the period.
(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
The ratios of total expenses to average net assets do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.21%, 0.25%, 0.21%, and 0.28% for the years ended December 31, 2013, 2012, 2011 and 2010, respectively.

(d)	Portfolio turnover is not annualized for periods of less than one year.
(e)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund's Sub-Adviser and the resulting reallocation of the portfolio holdings.
(f)	Calculated by subtracting the Fund's total liabilities (not including the borrowings) from the Fund's total assets and dividing by the total borrowings.

See notes to financial statements.

14 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	December 31, 2013

Note 1 – Organization:
Guggenheim Enhanced Equity Income Fund (the "Fund") was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments and Derivatives
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued, or if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange traded options are valued at the mean between the last available bid and asked prices on the principal exchange on which they are traded. The Fund values money market funds at net asset value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investment management, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Fund and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, unchanged priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Board of Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using independent pricing providers who employ various observable market inputs. The Fund did not have any Level 2 or Level 3 securities during the year ended December 31, 2013.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Valuations (in $000s)
Assets:
Exchange-Traded Funds	$246,657	$–	$–	$246,657
Money Market Fund	388	–	–	388
Total	$247,045	$–	$–	$247,045
Liabilities:
Call Options Written	$4,234	$–	$–	$4,234
Total	$4,234	$–	$–	$4,234

Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 15

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2013

There were no transfers between levels for the year ended December 31, 2013.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Options
The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions
The Fund declares and pays quarterly distributions to shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements
Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), the Adviser furnishes offices, necessary facilities and equipment, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for its administrative management and compensates the officers and trustees, if any, of the Fund who are its affiliates. Both GFIA and GPIM are indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a diversified financial services firm.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 1.00% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, GFIA and the Fund have contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund pays to the Adviser an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets. Also under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund is an affiliate of GFIA, GFIA has agreed to waive an additional ten (10) basis points of its advisory fee such that the Fund pays to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Advisor pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.

Prior to May 14, 2013, under a separate Fund Administration Agreement, (the “Administration Agreement”) the Adviser provided Fund Administration services to the Fund. Effective May 14, 2013, the Board of Trustees approved Rydex Fund Services, LLC (“RFS”), to replace the Adviser as the Administrator of the Fund. Both RFS and GFIA are affiliates of Guggenheim Partners, LLC, a global diversified financial services firm. There is no impact to the Fund as a result of this change. As compensation for services under the Administration Agreement, the Adviser previously received and RFS currently receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

16 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2013

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and acted (through the Fund’s fiscal year end December 31, 2013) as the accounting agent. On May 14, 2013, the Board of Trustees approved RFS to replace BNY as the Fund’s accounting agent effective January 1, 2014. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, RFS will be responsible for maintaining the books and records of the Fund’s securities and cash. RFS will receive an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At December 31, 2013, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences, which are primarily due to the differences between book and tax treatment of distributions to shareholders. Net assets were not affected by these changes.

Additional	Accumulated
Paid-in Capital	Net Investment Income
$(14,082,708)	$14,082,708

Information on the tax components of investments as of December 31, 2013, is as follows:

Cost of			Net Tax	Net Tax
Investments	Gross Tax	Gross Tax	Unrealized	Unrealized
for Tax	Unrealized	Unrealized	Appreciation on	Depreciation on
Purposes	Appreciation	Depreciation	Investments	Derivatives
$239,572,616	$7,472,618	$—	$7,472,618	$(2,527,278)

Tax components of the following balances as of December 31, 2013 are as follows:

December 31, 2013
Accumulated Capital and Other Losses	$(46,531,781)
Unrealized Appreciation/Depreciation	4,945,340

For the years ended December 31, 2013 and 2012, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, was as follows:

Distributions paid from:	2013	2012
Ordinary Income*	$13,159,351	$18,289,205
Return of Capital	5,133,146	—
*Ordinary income distributions for federal income tax purposes include distributions from realized gains.

As of December 31, 2013, for federal income tax purposes, the Fund had a capital loss carryforward (“CLCF”) of $46,531,781 available to offset possible future capital gains.

As of December 31, 2013, for federal income tax purposes, the Fund utilized $14,082,708 of CLCF. Of the CLCF, $46,531,781 is set to expire on December 31, 2017. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year. Given the current size of the Fund, it is highly unlikely that the Fund will be able to fully utilize the CLCF prior to its expiration. Such CLCF cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010. When the Fund utilizes CLCFs to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
For the year ended December 31, 2013, purchases and sales of investments, excluding written options and short-term securities, were $1,408,489,293 and $1,446,613,357, respectively.

Note 6 – Derivatives:
The Fund employs an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy utilizing a proprietary dynamic rules-based methodology.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 17

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2013

underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written call option contracts for the year ended December 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	21,738	$2,788,818
Options written, during the period	312,885	34,499,566
Options expired, during the period	(29,378)	(1,820,430)
Options closed, during the period	(222,430)	(26,777,144)
Options assigned, during the period	(62,722)	(6,983,897)
Options outstanding, end of period	20,093	$1,706,913

Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of December 31, 2013.

Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments ($000s):
	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity risk	N/A	$ –	Options written, at value	$4,234
Total		$ –		$4,234

The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2013.

Effect of Derivative Instruments on the Statement of Operations ($000s):
		Net Change in
	Amount of Net	Unrealized
	Realized Loss	Depreciation
	on Derivatives	on Derivatives
	Options	Options
Equity risk	$(25,362)	$(3,232)
Total	$(25,362)	$(3,232)

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,054,684 issued and outstanding.

Transactions in common shares were as follows:

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Beginning shares	19,054,684	19,047,826
Shares issued through dividend reinvestment	–	6,858
Ending shares	19,054,684	19,054,684

Note 8 – Borrowings:
On June 22, 2010, the Fund entered into a committed credit facility agreement with an approved counterparty. The counterparty has agreed to provide secured financing to the Fund up to a maximum of $85,000,000 and the Fund will provide pledged collateral to the counterparty. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of December 31, 2013, there was $62,500,000 outstanding in connection with the Fund’s credit facility.

The average daily amount of the borrowings on the credit facility at December 31, 2013, was $55,546,575 with a related average interest rate of 0.94%. The maximum amount outstanding during the year was $81,000,000. As of December 31, 2013, the market value of the securities segregated as collateral is $246,657,012.

The credit facility agreement governing the Fund’s borrowings includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund believes the risk of loss is remote.

Note 10 – Subsequent Events:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

18 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2013

The Board of Trustees and Shareholders of
Guggenheim Enhanced Equity Income Fund

We have audited the accompanying statement of assets and liabilities of Guggenheim Enhanced Equity Income Fund (the Fund), including the portfolio of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Enhanced Equity Income Fund at December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 25, 2014

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 19

SUPPLEMENTAL INFORMATION (Unaudited)	December 31, 2013

Federal Income Tax Information
Qualified dividend income of as much as $1,311,779 was received by the Fund through December 31, 2013. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Relief Reconciliation Act of 2003.

For corporate shareholders, $1,451,671 of investment income qualifies for the dividends-received deduction.

In January 2014, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Trustees
The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal occupations during the past five years:

Number of
Name, Address*, Year			Portfolios in the
of Birth and	Term of Office**		Fund Complex***
Position(s) Held	and Length	Principal Occupations during the Past Five Years and	Overseen by	Other Directorships
with Registrant	of Time Served	Other Affiliations	Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President and	50	None
Year of Birth: 1951		Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International
Trustee		(1991-1993) and Senior Vice President, Strategic Planning and New
Business Development of PepsiCo, Inc. (1987-1990).
Roman Friedrich III	Since 2011	Founder and President of Roman Friedrich & Company, a U.S. and	46	Director of Mercator Minerals Ltd.
Year of Birth: 1946		Canadian-based business, which provides investment banking to the		(September 2013-present), First
Trustee		mining industry (1998-present). Formerly, Senior Managing Director of		Americas Gold Corp. (2012-present),
		MLV & Co., LLC, an investment bank and institutional broker-dealer		and Zincore Metals, Inc. (2009-
		specializing in capital intensive industries such as energy, metals and		present). Previously, Director of
		mining (2010-2011).		Blue Sky Uranium Corp. (formerly,
Windstorm Resources Inc.) (2011-
2012); Axiom Gold and Silver Corp.
(2011-2012); Stratagold Corp. (2003-
2009); Gateway Gold Corp. (2004-
2008) and GFM Resources Ltd.
(2005-2010).
Robert B. Karn III	Since 2011	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997) and	46	Director of Peabody Energy
Year of Birth: 1942		Managing Partner, Financial and Economic Consulting, St. Louis		Company (2003-present) and GP
Trustee		office (1987-1997).		Natural Resource Partners LLC
(2002-present).
Ronald A. Nyberg	Since 2005	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate	52	None
Year of Birth: 1953		law, estate planning and business transactions (2000-present). Formerly,
Trustee		Executive Vice President, General Counsel and Corporate Secretary of
Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2005	Portfolio Consultant (2010-present). Formerly, Vice President, Manager	49	Previously Trustee, Bennett Group
Year of Birth: 1958		and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice		of Funds (2011-September 2013).
Trustee, Chairperson		President of Nuveen Investment Advisory Corp. (1992-1999), Vice President
and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant
Vice President and Portfolio Manager of Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

20 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2013

Number of
Name, Address*, Year			Portfolios in the
of Birth and	Term of Office**		Fund Complex***
Position(s) Held	and Length	Principal Occupations during the Past Five Years and	Overseen by	Other Directorships
with Registrant	of Time Served	Other Affiliations	Trustee	Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia†	Since 2012	Senior Managing Director of Guggenheim Investments (2010-present);	211	Trustee, Rydex Dynamic Funds,
Year of Birth: 1951		Chief Executive Officer of Guggenheim Funds Services, LLC (2012-		Rydex ETF Trust, Rydex Series Funds
Trustee,		present); Chief Executive Officer (2012-present) and President (2010-		and Rydex Variable Trust
Chief Executive Officer		present), Guggenheim Funds Distributors, LLC and Guggenheim Funds		(2012-present); Independent Board
		Investment Advisors, LLC; Chief Executive Officer of certain funds in the		Member, Equitrust Life Insurance
		Fund Complex (2012-present); President and Director of SBL Fund,		Company, Guggenheim Life and
		Security Equity Fund, Security Income Fund, Security Large Cap Value		Annuity Company, and Paragon Life
		Fund, and Security Mid Cap Growth Fund (2012-present); President, CEO		Insurance Company of Indiana
		and Trustee of Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds		(2011-present).
and Rydex Variable Trust (2012-present). Formerly, Chairman and CEO of
Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532
**	Each Trustee serves a three-year term concurrent with the class of Trustees for which he serves:

-Messrs. Barnes and Cacciapaglia are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for fiscal year ending December 31, 2014.

-Messrs. Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for fiscal year ending December 31, 2015.

-Messrs. Karn and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for fiscal year ending December 31, 2016.

***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as the President and CEO of the Adviser.

Executive Officers
The executive officers of the Guggenheim Enhanced Equity Income Fund who are not trustees and their principal occupations during the past five years:

Name, Address*, Year of Birth and	Term of Office** and	Principal Occupations During the Past Five Years and
Position(s) Held with Registrant	Length of Time Served	Other Affiliations
Officers:
Amy J. Lee	Since 2013	Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors, LLC
Year of Birth: 1961		(2010-present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987-2012); Vice President, Associate
Chief Legal Officer		General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987-
2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable
Trust (2008-present). Officer of certain funds in the Fund Complex (2012-present).
John L. Sullivan	Since 2010	Senior Managing Director – Fund Administration, Guggenheim Investments (2010-present). Chief Financial Officer,
Year of Birth: 1955		Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Formerly, Chief Compliance Officer,
Chief Financial		Van Kampen Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004). Chief
Officer, Chief Accounting		Financial Officer, Treasurer, Van Kampen Funds (1996-2004).
Officer and Treasurer
Joanna M. Catalucci	Since 2012	Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief
Year of Birth: 1966		Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund
Chief Compliance Officer		& Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset
Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012);
Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and
Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011);
Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund
Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006). Chief Compliance Officer of certain funds in the Fund Complex.
Mark E. Mathiasen	Since 2007	Director; Associate General Counsel of Guggenheim Funds Services, LLC (2007-present). Secretary of certain funds
Year of Birth: 1978		in the Fund Complex.
Secretary

*	Address for all Officers unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 21

DIVIDEND REINVESTMENT PLAN (Unaudited)	December 31, 2013

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Shareowner Services LLC (the ”Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559.

22 l GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

FUND INFORMATION	December 31, 2013

Board of Trustees	Officers	Investment Adviser	Custodian
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	The Bank of
	Chief Executive Officer	Investment	New York Mellon
Donald C. Cacciapaglia*		Advisors, LLC	New York, New York
	Amy J. Lee	Lisle, Illinois
Roman Friedrich III	Chief Legal Officer		Legal Counsel
		Investment Sub-Adviser	Skadden, Arps, Slate,
Robert B. Karn III	John L. Sullivan	Guggenheim Partners	Meagher & Flom LLP
	Chief Financial Officer,	Investment	New York, New York
Ronald A. Nyberg	Chief Accounting Officer	Management, LLC
	and Treasurer	Santa Monica, California	Independent Registered
Ronald E. Toupin, Jr.,			Public Accounting Firm
Chairperson	Joanna M. Catalucci	Administrator and	Ernst & Young LLP
	Chief Compliance	Accounting Agent	Chicago, Illinois
* Trustee is an “interested	Officer	Rydex Fund Services, LLC
person” (as defined in		Rockville, Maryland
Section 2(a)(19) of the	Mark E. Mathiasen
1940 Act) (“Interested	Secretary
Trustee”) of the Trust
because of his position as
the President and CEO of
the Adviser.

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at guggenheiminvestments/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

GPM l GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT l 23

ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC 2455 Corporate West Drive Lisle, IL 60532 Member FINRA/SIPC
(02/14)	CEF-GPM-AR-1213

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2.  Code of Ethics.

 (a)          The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes. Mr. Barnes is an “independent” Trustee for purposes of and as defined in this Item 3 of Form N-CSR.   Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $22,350 and $27,200 for the fiscal years ending December 31, 2013, and December 31, 2012, respectively.

(b)  Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ending December 31, 2013, and December 31, 2012, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $7,500 and $4,250 for the fiscal years ending December 31, 2013 and December 31, 2012, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

 (d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in Items 4(a) through 4(c) were $0 and $0 for the fiscal years ending December 31, 2013, and December 31, 2012, respectively.

The registrant’s principal accountant did not bill fees for non-audit services or services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e). Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee

(2) None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $7,500 and $4,250 for the fiscal years ending December 31, 2013, and December 31, 2012, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee is composed of: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Guggenheim Partners Investment Management, LLC (the "Sub-Adviser” or “GPIM”).  The Sub-Adviser’s proxy voting policies and procedures are included as Exhibit (c) hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Guggenheim serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

The following individuals at Guggenheim share primary responsibility for the management of the registrant’s portfolio and is provided as of December 31, 2013:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CEO and CIO	2010	Guggenheim Partners Investment Management, LLC.: CEO and CIO – 12/05–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 5/98–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director	2010	Guggenheim Partners Investment Management, LLC.: Senior Managing Director – 4/07–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 5/00–3/07.
Farhan Sharaff	2010	Guggenheim Partners Investment Management, LLC.: Assistant Chief Investment Officer - Equities – 7/10–Present. Former, MJX Capital Advisors: Chief Investment Officer – 2005-2009.
Jamal Pesaran	2010	Guggenheim Partners Investment Management, LLC.: Vice President, Portfolio Manager– 2008 –Present.
Jayson Flowers	2010	Guggenheim Partners Investment Management, LLC.: Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of December 31, 2013:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	31	$7,361,337,099	0	$0
Other pooled investment vehicles	5	$2,967,024,095	3	$2,914,737,046
Other accounts	22	$71,261,898,382	0	$0

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	19	$5,009,005,529	0	$0
Other pooled investment vehicles	2	$2,903,738,567	2	$2,903,738,567
Other accounts	30	$87,321,646,638	1	$514,574,259

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	14	$2,990,119,800	0	$0
Other pooled investment vehicles	6	$135,665,623	1	$11,767,473
Other accounts	3	$379,414,730	0	$0

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	18	$2,838,304,359	0	$0
Other pooled investment vehicles	6	$300,670,279	1	$10,998,479
Other accounts	1	$3,497,242	0	$0

Jamal Pesaran:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	7	$1,102,009,049	0	$0
Other pooled investment vehicles	2	$52,287,049	0	$0
Other accounts	1	$3,497,242	0	$0

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

Name of Portfolio Manager	Dollar Amount of Equity Securities in Registrant
Scott Minerd	$0
Anne Walsh	$10,001 to $50,000
Farhan Sharaff	$0
Jayson Flowers	$0
Jamal Pesaran	$0

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second  fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)	Not Applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)	Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Income Fund

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           March 7, 2014

By:               /s/ John L. Sullivan

Name:         John L. Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           March 7, 2014